MuniInsured
Fund, Inc.




FUND LOGO




Semi-Annual Report

March 31, 1998




This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.







MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper





MuniInsured Fund, Inc.


DEAR SHAREHOLDER


During the six-month period ended March 31, 1998, MuniInsured Fund, Inc. earned $0.301 per share income dividends. This represents a net annualized yield of 6.01%, based on a month-end net asset value of $10.05 per share. Over the same period, the Fund's total investment return was +4.55%, based on a change in per share net asset value from $10.02 to $10.05, and assuming reinvestment of $0.301 per share income dividends and $0.099 per share capital gains distributions.


The Municipal Market Environment
During the six months ended March 31, 1998, bond yields declined to recent historic lows. While the positive combination of moderate economic growth and low inflation has continued to support lower interest rates, much of the recent decline in bond yields has been driven more by the continued turmoil in Asian financial markets than by fundamental concerns. A significant "flight-to-quality" has benefited US assets, particularly longer maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended March 31, 1998, US Treasury bond yields declined approximately 55 basis points (0.55%) to 5.93%. Long-term municipal revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 15 basis points to end the March period at 5.43%. Tax-exempt bond yields have not been at these levels since the mid-1970s.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined as dramatically as have taxable US Treasury securities. The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. Over the last six months, more than $130 billion in new long-term municipal bonds were underwritten, an increase of over 40% compared to the same period a year earlier. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has dramatically increased. Over $65 billion in long-term municipal securities were issued during the last three months, an increase of over 70% compared to the same three-month period a year earlier. During the past month, almost $30 billion in new long-term municipal securities were underwritten, representing an increase of nearly 70% compared to the March 1997 level and the largest March issuance ever.

In our opinion, the recent correction in Asian financial markets has enhanced the near-term prospects for continued low interest rates in the United States. It is likely that the recent corrections will result in slower US economic growth in the coming months. This decline in growth should be generated in part by reduced US export growth to these troubled economies. Additionally, US inflation should be positively impacted by lower import prices as Asian producers lower the cost of their goods in order to accelerate their struggling economies. More important, it is likely that, barring a dramatic and unexpected resurgence of domestic inflation, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the Asian situation can be established. It is also likely that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as for other parts of the construction industry. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustainable and may lead to weaker construction growth later in the year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings has resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months which again may be borrowing against weaker consumer spending later this year.


MuniInsured Fund, Inc.
March 31, 1998


All these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is unlikely to escalate. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion--$220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressures during 1998. Additionally, municipal bond investors received approximately $30 billion during the March quarter in coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of March) any further pressure on the municipal bond market may well represent an attractive investment opportunity.


Portfolio Strategy
During the six-month period ended March 31, 1998, we continued to follow the portfolio strategy that was adopted in the six months ended September 30, 1997 when our outlook became positive toward the municipal market. Since we believed that risk was biased toward lower rather than higher interest rates, we adopted a more aggressive investment strategy. We have essentially maintained a fully invested position and kept cash reserves at a minimum in order to seek to enhance the Fund's dividend income.

Looking ahead, we expect to remain fully invested during the coming months in an effort to continue to enhance the Fund's performance. With vigilance, we will be monitoring economic data for any signs of either inflationary pressure or economic downturn so that we can modify our portfolio strategy to further seek to enhance capital preservation and total return.


In Conclusion
We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager

April 28, 1998




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
INFLOS     Inverse Floating Rate Municipal Bonds
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



MuniInsured Fund, Inc.
March 31, 1998

SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
                 S&P     Moody's    Face                                                                          Value
State          Ratings   Ratings   Amount                     Issue                                             (Note 1a)
Alaska--2.7%     AAA      Aaa     $1,000   Alaska State Housing Finance Corporation, RITR, Series 2,
                                           7.62% due 12/01/2024 (b)(f)(g)                                        $ 1,078
                 AAA      Aaa      1,000   Ketchikan, Alaska, Municipal Utility Revenue Bonds, Series R,
                                           6.65% due 12/01/2012 (e)                                                1,108

Arizona--0.7%    A1+      P1         500   Coconino County, Arizona, Pollution Control Corporation, Public
                                           Service Revenue Bonds (Navajo Project), VRDN, AMT, Series A,
                                           3.80% due 10/01/2029 (c)                                                  500
                 A1+      P1         100   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont
                                           Mining Corp.), VRDN, 3.65% due 12/01/2009 (c)                             100

California       AAA      Aaa      1,000   Anaheim, California, Public Finance Authority, Lease Revenue
--20.8%                                    Bonds (Public Improvement Project), Senior Series A,
                                           5% due 3/01/2037 (e)                                                      962
                 AAA      Aaa      1,405   California Educational Facilities Authority Revenue Bonds
                                           (Loyola Marymount University), Series 1996, 5.90% due
                                           10/01/2021 (b)                                                          1,505
                 AAA      Aaa      1,500   California HFA, Home Mortgage Revenue Bonds, Series F,
                                           6% due 8/01/2017 (b)                                                    1,584
                 AAA      Aaa      3,025   California State Revenue Refunding Bonds, 5.375% due
                                           6/01/2026 (d)                                                           3,071
                 AAA      Aaa      2,670   California State Variable Purpose Bonds, 5.90% due 3/01/2025 (a)        2,849
                 AAA      Aaa      1,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                           RITR, AMT, 8.445% due 11/01/2026 (b)(f)                                 1,250
                 AAA      Aaa      1,605   Los Angeles County, California, Metropolitan Transportation
                                           Authority, Sales Tax Revenue Bonds (Proposition A--First Tier),
                                           Senior Series A, 6% due 7/01/2026 (b)                                   1,735
                 AAA      Aaa      1,000   San Francisco, California, Bay Area Rapid Transit District, Sales
                                           Tax Revenue Bonds, 5.50% due 7/01/2020 (d)                              1,027
                 AAA      Aaa      1,000   San Joaquin Hills, California, Transportation Corridor Agency,
                                           Toll Road Revenue Refunding Bonds, Series A, 5.25% due
                                           1/15/2030 (b)                                                           1,000
                 AAA      Aaa      2,000   Santa Clara, California, Electric Revenue Refunding Bonds,
                                           Series A, 5% due 7/01/2027 (a)                                          1,937

Colorado--1.4%   AAA      Aa2      1,000   Colorado Springs, Colorado, Utilities Revenue Bonds, Series A,
                                           6.10% due 11/15/2005 (h)                                                1,114

Connecticut      AA       Aa       1,000   Connecticut State, HFA (Housing Mortgage Finance Program),
--1.3%                                     AMT, Series A, Sub-Series A-2, 6.45% due 5/15/2022                      1,060


MuniInsured Fund, Inc.
March 31, 1998

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
                 S&P     Moody's    Face                                                                          Value
State          Ratings   Ratings   Amount                     Issue                                             (Note 1a)
Illinois--15.5%  AAA      Aaa     $2,000   Chicago, Illinois, Board of Education (Chicago School Reform),
                                           UT, 5.75% due 12/01/2020 (a)                                          $ 2,119
                 AAA      Aaa      1,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                           6.375% due 1/01/2005 (b)(h)                                             1,133
                 AAA      Aaa      1,000   Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                           Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)                  1,118
                 AA       Aa3      1,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, Sub-Series
                                           D-1, 6.40% due 8/01/2017                                                1,058
                 AAA      Aaa      3,000   Illinois Health Facilities Authority Revenue Bonds (Ingalls Health
                                           System Project), 6.25% due 5/15/2024 (b)                                3,286
                 AAA      Aaa      1,000   Regional Transportation Authority, Illinois, GO, UT, Series C,
                                           7.75% due 6/01/2020 (d)                                                 1,353
                 AAA      Aaa      2,180   Waukegan, Illinois, GO, UT, Series A, 6.75% due 11/15/2013 (d)          2,484

Indiana--3.2%    AAA      Aaa      1,360   Hammond, Indiana, Multi-School Building Corp., Revenue
                                           Refunding Bonds (First Mortgage), 6.125% due 7/15/2019 (b)              1,494
                 AAA      NR*      1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                           Program), Series A, 6.75% due 2/01/2017                                 1,133

Kansas--3.4%     AAA      Aaa      2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                           Company Project), 7% due 6/01/2031 (b)                                  2,726

Kentucky--2.9%   AAA      Aaa      2,500   Louisville and Jefferson County, Kentucky, Sewer and Drain
                                           System Revenue Bonds (Metropolitan Sewer District), Series A,
                                           4.75% due 5/15/2028 (d)                                                 2,326

Maine--1.3%      AA       Aa2      1,000   Maine State Housing Authority, Mortgage Purchase Revenue
                                           Bonds, AMT, Series C-2, 6.875% due 11/15/2023                           1,069

Maryland--0.5%   A1+      VMIG1++    400   University of Maryland, University Revenue Bonds (Equipment
                                           Loan Program), VRDN, Series A, 3.65% due 7/01/2015 (c)                    400

Massachusetts    AAA      Aaa        955   Massachusetts Education Loan Authority, Educational Loan
--7.2%                                     Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)         1,035
                 A+       Aa         970   Massachusetts State, HFA, S/F Housing Revenue Bonds,
                                           AMT, Series 32, 6.60% due 12/01/2026                                    1,030
                 AAA      Aaa      3,985   Massachusetts State Turnpike Authority, Metropolitan
                                           Highway System Revenue Bonds, Series A, 5% due 1/01/2037 (b)            3,808

Michigan--1.8%   AAA      Aaa      1,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                           Bonds (Oakwood Obligations Group), Series A, 5% due
                                           8/15/2031 (e)                                                             947
                 NR*      P1         500   Michigan State Strategic Fund, PCR, Refunding (Consumers
                                           Power Project), VRDN, Series A, 3.70% due 4/15/2018 (c)                   500

Nevada--0.2%     A1+      P1         200   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                           Pacific Power Co. Project), VRDN, AMT, 3.80% due 12/01/2020 (c)           200

New York--2.3%   AAA      Aaa      1,500   New York City, New York, City Municipal Water Finance Authority,
                                           Water and Sewer System Revenue Bonds, RITR, 7.345% due
                                           6/15/2026 (b)(f)                                                        1,652
                 BBB+     A3         160   New York City, New York, GO, UT, Series F, 7.625% due 2/01/2015           179

Oregon--7.4%     A1       VMIG1++  4,000   Medford, Oregon, Hospital Facilities Authority Revenue Bonds
                                           (Gross-Rogue Valley Health Services), VRDN, 3.70% due
                                           10/01/2016 (c)                                                          4,000
                 AA       Aa2      1,000   Oregon State Veterans Welfare Bonds, Series 77, 5.30% due
                                           10/01/2029                                                              1,000
                 AAA      Aaa      1,000   Port of Portland, Oregon, International Airport Revenue Bonds
                                           (Portland International Airport), AMT, Series 11, 5.625% due
                                           7/01/2026 (d)                                                           1,033



MuniInsured Fund, Inc.
March 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)
                 S&P     Moody's    Face                                                                          Value
State          Ratings   Ratings   Amount                     Issue                                             (Note 1a)
Texas--8.4%      AAA      Aaa     $1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                           (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)          $ 1,257
                 AAA      Aaa      1,500   Dallas-Fort Worth, Texas, Regional Airport Revenue Refunding
                                           Bonds (JT Dallas-Fort Worth International), AMT, 5.75% due
                                           11/01/2024 (b)                                                          1,539
                 AAA      Aaa      1,500   Harris County, Texas, Health Facilities Development Corp.,
                                           Hospital Revenue Bonds, RITR, Series 12, 8.62% due
                                           10/01/2024 (b)(f)                                                       1,871
                 AAA      Aaa      1,000   Houston, Texas, Airport System Revenue Bonds (Sub-Lien), AMT,
                                           Series A, 6.75% due 7/01/2021 (d)                                       1,080
                 A+       A2       1,000   Port Corpus Christi Authority, Texas, Nueces County, PCR
                                           (Hoechst Celanese Corporation Project), AMT, 6.875% due
                                           4/01/2017                                                               1,093

Utah--4.4%       AAA      Aaa      3,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                           (IHC Hospitals, Inc.), INFLOS, 9.716% due 5/15/2020 (a)(f)              3,544

Virginia--2.6%                             Virginia State, HDA, Commonwealth Mortgage:
                 AAA      Aaa      1,000     AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (b)                1,069
                 AA+      Aa1      1,000     Series J, Sub-Series J-2, 6.75% due 7/01/2017                         1,076

Washington--9.6% AAA      Aaa      2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B, 6.375%
                                           due 12/01/2015 (d)                                                      2,490
                 AAA      Aaa      2,240   Washington State, COP, 5.80% due 10/01/2015 (a)                         2,361
                 AAA      Aaa      1,520   Washington State Health Care Facilities Authority, Revenue
                                           Refunding Bonds (Catholic Health Initiatives), Series A,
                                           5.125% due 12/01/2021 (b)                                               1,482
                 AAA      Aaa      1,500   Washington State Public Power Supply Systems, Revenue
                                           Refunding Bonds (Nuclear Project No. 1), Series B, 5.125%
                                           due 7/01/2017 (a)                                                       1,474

West Virginia    AAA      Aaa      1,500   Harrison County, West Virginia, Commonwealth Solid Waste
--2.1%                                     Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                           6.75% due 8/01/2024 (a)                                                 1,680

Wisconsin--1.5%  AAA      Aaa      1,120   Wisconsin Public Power Inc., Power Supply System Revenue
                                           Bonds, Series A, 6% due 7/01/2015 (b)                                   1,216


Total Investments (Cost--$76,701)--101.2%                                                                         82,195

Liabilities in Excess of Other Assets--(1.2%)                                                                       (969)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $81,226
                                                                                                                 =======


(a)AMBAC Insured.
(b)MBIA Insured.
(c)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1998.
(d)FGIC Insured.

See Notes to Financial Statements.

(e)FSA Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1998.
(g)FNMA/GNMA Collateralized.
(h)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.



MuniInsured Fund, Inc.
March 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of March 31, 1998
Assets:             Investments, at value (identified cost--$76,701,217) (Note 1a)                          $ 82,194,699
                    Cash                                                                                           1,347
                    Receivables:
                      Securities sold                                                      $  2,148,972
                      Interest                                                                1,280,521        3,429,493
                                                                                           ------------
                    Prepaid expenses and other assets                                                             27,322
                                                                                                            ------------
                    Total assets                                                                              85,652,861
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,286,210
                      Dividends to shareholders (Note 1e)                                        55,530
                      Investment adviser (Note 2)                                                33,335        4,375,075
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        51,700
                                                                                                            ------------
                    Total liabilities                                                                          4,426,775
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 81,226,086
                                                                                                            ============

Capital:            Common Stock, par value $.10 per share; 150,000,000 shares
                    authorized; 8,079,388 shares issued and outstanding (Note 4)                            $    807,939
                    Paid-in capital in excess of par                                                          74,515,276
                    Undistributed investment income--net                                                         338,367
                    Undistributed realized capital gains on investments--net                                      71,022
                    Unrealized appreciation on investments--net                                                5,493,482
                                                                                                            ------------
                    Total capital--Equivalent to $10.05 net asset value per share of Common
                    Stock (market price--$9.1875)                                                           $ 81,226,086
                                                                                                            ============


                    See Notes to Financial Statements.



MuniInsured Fund, Inc.
March 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended March 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  2,338,175
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    203,083
                    Professional fees                                                            31,330
                    Accounting services (Note 2)                                                 24,505
                    Transfer agent fees                                                          16,534
                    Directors' fees and expenses                                                 12,456
                    Printing and shareholder reports                                              6,059
                    Listing fees                                                                  5,159
                    Pricing fees                                                                  4,256
                    Custodian fees                                                                3,053
                    Other                                                                         7,454
                                                                                           ------------
                    Total expenses                                                                               313,889
                                                                                                            ------------
                    Investment income--net                                                                     2,024,286
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            943,583
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        524,238
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  3,492,107
                                                                                                            ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             March 31,      September 30,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $  2,024,286     $  4,085,429
                    Realized gain on investments--net                                           943,583        1,031,451
                    Change in unrealized appreciation on investments--net                       524,238        1,532,475
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,492,107        6,649,355
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                   (2,022,392)      (4,083,840)
Distributions to    Realized gain on investments--net                                        (1,206,851)        (518,066)
Shareholders                                                                               ------------     ------------
(Note 1e):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,229,243)      (4,601,906)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                                262,864        2,047,449
                    Beginning of period                                                      80,963,222       78,915,773
                                                                                           ------------     ------------
                    End of period*                                                         $ 81,226,086     $ 80,963,222
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    338,367     $    336,473
                                                                                           ============     ============


                    See Notes to Financial Statements.



MuniInsured Fund, Inc.
March 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                     For the
                                                                       Six
The following per share data and ratios have been derived             Months
from information provided in the financial statements.                Ended
                                                                    March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               1998        1997     1996        1995        1994
Per Share           Net asset value, beginning of period            $ 10.02     $  9.77   $  9.64    $  9.50     $ 10.72
Operating                                                           -------     -------   -------    -------     -------
Performance:        Investment income--net                              .25         .51       .51        .52         .57
                    Realized and unrealized gain (loss) on
                    investments--net                                    .18         .31       .13        .34        (.99)
                                                                    -------     -------   -------    -------     -------
                    Total from investment operations                    .43         .82       .64        .86        (.42)
                                                                    -------     -------   -------    -------     -------
                    Less dividends and distributions:
                      Investment income--net                           (.25)       (.51)     (.51)      (.53)       (.57)
                      Realized gain on investments--net                (.15)       (.06)       --       (.19)       (.23)
                      In excess of realized gain on
                      investments--net                                   --          --        --         --++++      --
                                                                    -------     -------   -------    -------     -------
                    Total dividends and distributions                  (.40)       (.57)     (.51)      (.72)       (.80)
                                                                    -------     -------   -------    -------     -------
                    Net asset value, end of period                  $ 10.05     $ 10.02   $  9.77    $  9.64     $  9.50
                                                                    =======     =======   =======    =======     =======
                    Market price per share, end of period           $9.1875     $  9.50   $  8.75    $  8.75     $  8.75
                                                                    =======     =======   =======    =======     =======

Total Investment    Based on market price per share                    .81%++    15.73%     5.91%      8.46%     (12.93%)
Return:**                                                           =======     =======   =======    =======     =======
                    Based on net asset value per share                4.55%++     9.33%     7.34%     10.06%      (4.10%)
                                                                    =======     =======   =======    =======     =======

Ratios to Average   Expenses                                           .77%*       .78%      .78%       .79%        .77%
Net Assets:                                                         =======     =======   =======    =======     =======
                    Investment income--net                            4.98%*      5.15%     5.15%      5.55%       5.58%
                                                                    =======     =======   =======    =======     =======

Supplemental        Net assets, end of period (in thousands)        $81,226     $80,963   $78,916    $77,858     $76,662
Data:                                                               =======     =======   =======    =======     =======
                    Portfolio turnover                               39.72%      73.22%    94.61%     83.52%      47.17%
                                                                    =======     =======   =======    =======     =======

                  *Annualized.
                 **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ++Aggregate total investment return.
               ++++Amount is less than $.01 per share.

                   See Notes to Financial Statements.




MuniInsured Fund, Inc.
March 31, 1998


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Municipal bonds for which quotations are not readily available are valued at fair value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MuniInsured Fund, Inc.
March 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1998 were $31,051,025 and $32,284,547, respectively.

Net realized gains for the six months ended March 31, 1998 and net unrealized gains as of March 31, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments                $943,583     $5,493,482
                                     --------     ----------
Total                                $943,583     $5,493,482
                                     ========     ==========

As of March 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,493,482, of which $5,505,285 related to appreciated securities and $11,803 related to depreciated securities. The aggregate cost of investments at March 31, 1998 for Federal income tax purposes was $76,701,217.


4. Common Stock Transactions:
At March 31, 1998, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended March 31, 1998 and the year ended September 30, 1997 remained constant.


5. Subsequent Event:
On April 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.041880 per share, payable on April 29, 1998 to shareholders of record as of April 22, 1998.


MuniInsured Fund, Inc.
March 31, 1998


QUALITY PROFILE


The quality ratings of securities in the Fund as of March 31, 1998 were as follows:

                                                                Percent of
S&P Rating/Moody's Rating                                       Net Assets

AAA/Aaa                                                           83.5%
AA/Aa                                                              9.1
A/A                                                                1.6
Other*                                                             7.0

[FN]
*Temporary investments in short-term securities.


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol
MIF